UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08649

EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-735-9500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

 Item 1. Reports to Stockholders.

JUNE 30, 2016

ANNUAL REPORT

E.I.I. REALTY SECURITIES TRUST

Table of Contents

Letter to Shareholders	1

Disclosure of Fund Expenses	19

Portfolio Sectors	20

Schedules of Investments	21

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	34

Notes to the Financial Statements	38

Report of Independent Registered Public Accounting Firm	49

Additional Information	50

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus and/or statement of additional information (SAI) contain more complete information such as investment objectives, charges, expenses, risk considerations, and describes in detail each of the Fund’s investment policies. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by a Fund in the future. There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in a Fund. Please see the prospectus for more complete information on investment risks.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

June 30, 2016

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six-month period (the period) ended June 30, 2016, the E.I. I. Realty Securities Fund (the Fund) rose 10.3% on a per share basis verses an increase of 13.4% for the FTSE/NAREIT Equity REITs Index (the Index). For the fiscal year ending June 30 the Fund rose 20.3% compared to the Index gain of 24.0%.

The frenzied markets during the period began with a decline of 10.3% in the Index through mid-February from year-end 2015, followed by a sharp recovery to over 24% for the period as cited above. Investors probably feel like they’ve had to face a “macro issue du jour” every month over the last year. The initial sell-off resulted from concerns over global slowdown triggered by the US, rising credit spreads, and dwindling faith in the efficacy of quantitative easing. But midway through the first quarter the US Dollar weakened and oil prices came off their lows, with reduced expectations of Federal Reserve tightening following their initial increase in the federal funds rate in December. This resulted in a positive blend of reduced US growth fears and lower interest rates triggering the rally in equities generally and REITs in particular.

The second quarter was dominated by a single event, the United Kingdom (UK) referendum on exiting the European Union (Brexit), the result of which was a surprise to most investors. And yet, what has followed could be viewed as similarly unexpected. Following the UK vote on June 23, sovereign bond yields dropped – a sign of risk aversion – but the corporate bond market’s response was and remains sanguine, despite some retracement by sovereign bonds. G7 10-year sovereign bond yields dropped by almost half from 0.60% as of June 23, to 0.37% in early July, with two of those economies, the Eurozone and Japan, with $13 trillion of sovereign bonds of up to over 10-year maturities trading at negative yields. At the same time, global investment grade corporate bonds and high yield bonds show option-adjusted spreads – a measure of risk – remaining relatively steady over the same period. The impact of Brexit on real estate values was isolated primarily in the UK with declines exceeding 30% including an over 10% decline in the pound sterling. But we believe in United States (US) REITs as a haven from a geographical and currency standpoint, and they are beneficiaries of the unprecedentedly low global interest rates.

US corporate bond yields across the credit spectrum had risen over much of 2015 peaking during the first quarter of 2016, which triggered a debate over whether capitalization rates (cap rates) would increase in response to the implied higher cost of debt capital. These concerns were focused in the US and UK, the only developed economies that were either raising rates or have broached the subject. While our research suggests that any increases in the US will most likely be manageable, we believe this developing story contributed to the early downturns in both the US and UK real estate securities markets. With a dovish Federal Reserve and Brexit, concern over cap rates waned for the US, and US REITs rebounded strongly after February.

Despite the recent rally, we believe that the markets have yet to fully settle as investors assess the future impact of “Brexit”. The current market environment influences our portfolio positioning via the themes outlined below.

A positive factor - steady valuations and continued demand for real estate: With bond yields staying stable, or even falling, since the referendum, we believe the benefit for real estate is two-fold. Absent more attractive fixed income investment opportunities, core/prime real estate should continue to attract investor demand. The Pension Real Estate Association (PREA) reported in its Investment Intentions Survey for 2016 that 53% of global investors surveyed expected to increase their allocation to real estate; only 16% expected to take that allocation down. Additionally, per the CBRE’s 2016 Global Investor Intentions Survey, the percentage of investors favoring core/prime property investments increased from 27% to 34% while preferences for secondary or value-added property investments dropped from 20% to 17% and 40% to 35%, respectively, a signal of rising risk aversion. Put that together with stable to declining debt costs (as proxied by the bond yields previously discussed) and the pressure on cap rates outside of the UK may in fact, be downwards rather than upwards, therefore supporting property valuations.

A negative factor - moderating total returns and continued focus on yield: Even given a recent bounce back in yields, the fall in 10-year sovereigns, particularly where they are negative (which can be truly equated to “parking capital” since the investor now pays a fee for the privilege), signals that investors are resigned to a “low-for-longer” interest rate environment and slow global growth. For North America we believe the impact will be limited. As nominal gross domestic product (GDP) growth moderates, we would expect a similar moderation – though differing by market – in rent growth, and a continued focus by investors on “the bird in the hand” (i.e. the yield) when selecting both private and public property investments.

Given the ongoing “marking down” of global growth expectations coupled with the “search for yield,” our investment approach continued to face headwinds to performance. Our style has long favored investments in high-quality property with the key objective of finding good real estate supported by improving fundamentals at a discount for our investors. As global investors have switched very dramatically, in our view, to favoring yield over more attractive total return prospects, some of our highest conviction investment themes have suffered. In the US, our investment in the core sectors, first the office sector and then apartments, has detracted in the period. Multiple companies from these sectors are trading at discounts to their net asset values (NAVs) that we think are unjustified given steady fundamentals and continued interest from private equity capital, a level of interest that may in fact pick up from here given a weakening case for property investment in London.

Property Markets

Office: US office leasing volume rebounded from a fairly soft first quarter. Leasing increased to 60MM sf from roughly 50MM during this time, and vacancy declined 10 basis points (bps) quarter-over-quarter (QoQ) to 14.6%. Though leasing activity bounced back, it will likely decline again as leasing decisions get delayed due to market uncertainty brought on by Brexit and the pending US presidential election. Rent growth posted its lowest increase of the cycle at just 1% nationally and construction starts are now above the long-term average with most of the new supply getting delivered to the market in 2017. With that being said, new supply under construction today is 50% pre-leased and the overall construction level as a percentage of stock is well below the last two cycle peaks. We expect supply and demand to hit equilibrium in 2017/2018, which should result in a bottoming out of vacancy and a topping out of rent growth so long as office using employment growth remains at the current growth level of ~2%. Markets that have outsized exposure to the technology, advertising, media and information (TAMI) sector, as well as education and healthcare sectors should outperform; whereas markets with outsized exposure to financial services, law, energy and government will likely underperform based on prospects for office using job growth in those sectors. This should favor West Coast markets like San Francisco and Los Angeles and hurt markets like Washington D.C. and Houston. Although New York is considered the financial center of the US, the local economy has diversified heavily since the last downturn into the TAMI and health/education sectors. As a result, New York’s reliance on the financial services industry has declined from roughly 40% of all leasing activity to 25% today. It is for this reason, along with the significantly discounted valuation relative to other office sector REITs as well as the broader REIT market, that we are overweight New York City office. In addition, we believe the recent market turmoil brought on by Brexit will actually be a positive catalyst for New York. Capital from foreign investors looking to invest in real estate will bid more aggressively for New York assets as they shift their real estate exposure away from the UK and Europe and into core coastal markets like New York as a relative safe haven investment. It is also possible that the European Union (EU) might look to New York for financial services over London on a shorter term basis.

Self-Storage: After a multi-year run of exceptional same store net operating income (SS NOI) growth, some investors believe that this growth could materially decelerate and sentiment is low. The majority of the concern centers on the sector’s supply growth. Green Street estimates supply at 2.0% as a percentage of existing stock for 2016 and 2017, which is quite low compared to the 5.2% growth the sector exhibited from 1995-2009. In fairness, we expect more moderate growth going forward because the sector is more mature today than it was in the prior cycle. Most private operators think that no more than 500 facilities will get added nationwide this year. Even if these assets are 30% larger than the historical average—the trend is to build larger facilities today—the supply growth is roughly 1.5%. Industry insiders estimate that it needs this much supply to keep up with population growth. We acknowledge that some NOI deceleration will occur as it’s unreasonable to think that SS NOI growth can sustain itself above 9%. If SS NOI growth slows to the 8.5% currently projected, then it will be roughly double the REIT industry average. Finally, we think that funds from operations (FFO) multiples look reasonable at approximately 20X 2017 FFO since 10% earnings growth will exceed other property types.

Malls: While retail sales continue to expand at a moderate pace – the US Commerce Department has reported sales growth in the mid-2.0% range year to date (YTD) – retailer bankruptcies and tenant churn is tracking lower than in 2015. The Mall REITs are experienced at taking space back to release it, and company assumptions fairly reflect the potential negative impact of any tenant churn. We continue to expect mall sector same-center NOI growth to be in the range of +/-4.0%. Additionally, the cap rates on a few recent A-quality retail trades validate the strong pricing for the higher quality mall assets. Macerich and Taubman Centers purchased Country Club Plaza in Kansas City, Missouri, for $660 million with a 4.0% cap rate for the retail component. Additionally, Simon Property Group along with an institutional partner has agreed to purchase The Shops at City Center located on the strip in Las Vegas, Nevada, for $1.1 billion; this also represented a 4.0% cap rate.

Healthcare: In a continuation of the tough industry conditions of 2015, the healthcare REIT sector has faced challenges so far in 2016. Senior housing construction activity has been a headwind for senior housing portfolios, and government reimbursement pressures have affected the outlook for the post-acute and nursing home operators. Industry occupancy for the first quarter was flat at 90.0% year-over-year (YoY), with 2.5% net absorption growth equaling inventory growth. Rental growth increased over 50 bps to 3.0%, but industry construction remained elevated at 5.5% of total supply with construction activity of assisted living facilities at 8.0% of inventory. We expect same center NOI to be in the 1.0-3.0% range – a continued moderation from 2015 where same-center NOI totaled roughly 3.0%. Investment activity has been muted so far this year, except in the medical office building segment. Industry pricing for, what we believe to be, well located, high-quality medical office buildings is in the 5.0-6.0% range and well located senior housing assets between 5.5-6.25%. Nursing home cap rates have trended up and certain facilities appear to be pricing over 9.0%.

Multifamily: Apartment rental growth continued to decelerate as supply isn’t being absorbed as easily this year as it was in 2015. In the second quarter, YoY rental growth slowed to 4.2%, from 4.8%. Apartment fundamentals remain relatively strong. Supply is still above trend. Job growth expectations for 2016 have increased incrementally in recent months, which suggests that near-term fundamentals should remain in balance with at least five jobs for each apartment delivery. Most operators feel well positioned with strong occupancy going into peak leasing season. Transaction volumes remain strong and apartments are one of the few major property types that have experienced a YoY increase, per Real Capital Analytics data. The sector likely benefitted from Fannie and Freddie remaining active lenders when the debt markets were at least partially dislocated early in 2016.

Lodging: Hotel revenue per available room (RevPAR) growth increased to roughly 3.0% from approximately 2.5% in the first quarter of the year. First quarter results were generally short of expectations whereas second quarter results should be at the lower end of guidance, which is better than the worst case scenario. Lodging fundamentals are still at or above the long-term average, but top-line growth continues to decelerate. Supply is edging higher, but the weakness relative to expectations still appears primarily demand driven. Aside from some international weakness, leisure demand remains fairly consistent, and group bookings appear steady. The primary culprit is corporate demand, which is responsible for the majority of demand in gateway markets. The main concern is that these results signal that the market is near the end of the cycle and, in fact, occupancy has been negative year to date – a signal that we are indeed closer to the end than not. As such, the hotel outlook for 2016 has grown more conservative in recent months, and there is potentially downside risk to the 3-5% initial RevPAR range that was provided by operators and industry forecasters. The transaction market is still sluggish as decelerating fundamentals and choppy debt markets have generated a disconnect between buyers and sellers. Transactional evidence indicates that hotel values have declined by 10% or more over the past twelve months.

Industrial: Sector fundamentals continue to surprise to the upside as growing supply is outpaced by greater than expected demand levels. This imbalance between supply and demand has resulted in all time low national vacancy levels (roughly 7%) and solid YoY rent growth (roughly 5%). Demand from e-commerce is a major tailwind for the industry with no signs of slowing anytime soon. Buildings are often trading at or above replacement cost, which should attract additional supply growth but, with that being said, construction as a percentage of stock remains muted at just 1.5%.

Shopping centers: Fundamentals continue to be strong as tenant strength for value oriented and daily necessities retail outperforms the broader retail landscape. Supply growth is very low (less than 0.5% of existing stock) as large anchor tenants are looking to optimize profit over revenue/store count growth. As a result, demand for existing infill centers in established retail corridors is robust. The transaction market is reflective of this landlord friendly leasing environment as cap rates for core product in dense urban locations remain at, or near, all-time lows.

Market Outlook

While the market’s response to the UK’s decision to leave the EU has generally been calm, we still believe this could be a game-changer for property fundamentals in the UK – although less so in North America. In fact, the US economy appears relatively tenacious. We could see further cap rate compression driven by increased demand and very low risk-free rates (the result of current risk aversion). More generally, we think recent events underscore our strengthening view that global growth has “apex-ed” (peaked), although it does not yet face a high probability of recession. Ironically, this environment is supportive of real estate demand as investors look to the blend of income and equity-like upside offered by property investment. Unfortunately, we believe that politics, especially the presidential election in the US, and macros are likely to trump fundamentals in the coming quarters, particularly as these factors have largely determined YTD performance.

In conclusion, we are hopeful of a future in which fundamentals are the primary driver of stock performance. However, given recent events and signs that the economy and commercial real estate are in the mature phase of the cycle, we feel that macro market factors may influence market performance over the next couple quarters. We do, however, believe US REITs are even better positioned to sustain their performance in this environment of low bond yields as the overall thirst for yield is intensified.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund – Institutional Shares

June 30, 2016

(unaudited)

An Index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest into an index.

Returns for the Periods Ended June 30, 2016
	Average Annual Total Return
	One Year	Three Years	Five Years	Ten Years	Since Inception*

E.I.I. Realty Securities Fund Institutional Shares	20.33%	13.07%	12.22%	7.49%	10.28%

FTSE NAREIT Equity REITs Index(1)	24.04%	13.58%	12.60%	7.45%	10.38%

* Inception date was June 11, 1998.
(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.
Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.70% and 0.80% respectively as stated in the current prospectus for the Institutional Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 0.80%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2016 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2015, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund – Investor Shares

June 30, 2016

(unaudited)

Returns for the Periods Ended June 30, 2016
	Average Annual Total Return
	One Year	Since Inception*

E.I.I. Realty Securities Fund Investor Shares	19.89%	4.07%

FTSE NAREIT Equity REITs Index (1)	24.04%	6.54%

* Inception date was January 21, 2015.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.95% and 1.05% respectively as stated in the current prospectus for the Investor Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1.25%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2016 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Investor Shares reflects expenses for the Fund’s fiscal year ending June 30, 2015, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

June 30, 2016

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six-month period (the period) ended June 30, 2016 the E.I.I. International Property Fund (the Fund) returned 0.3% on a per share basis compared to a 5.9% gain for the FTSE EPRA/NAREIT Developed ex US Index (the Index). For the fiscal year ended June 30 the Fund declined -6.2% versus a gain of 1.4% for the Index.

While investors probably feel like they’ve had to face a “macro issue du jour” every month over the last year and a half, this period felt at times like it was nothing but a run up to a single event: The United Kingdom (UK) referendum on leaving the European Union (“Brexit”), the result of which we believe was a surprise for many. And yet, what has followed could be viewed as similarly unexpected. Following the UK vote on June 23, sovereign bond yields dropped – a sign of risk aversion – but the corporate bond market’s response was and remains sanguine, despite some retracement by sovereign bonds. G7 10-year sovereign bond yields (Bloomberg: BG7SOV Index) dropped by almost half from 0.60% as of June 23, to 0.37% in early July, with two of those economies, the Eurozone and Japan, now in negative territory. At the same time, global investment grade corporate bonds and high yield bonds option-adjusted spreads – a measure of risk – remained relatively steady over the same period, with only 3 basis points (bps) increases for both indices. While Global REITs fell only 3.7% over the first two trading days following the referendum and recouped those losses over the next two days UK REITs plunged 30.9% and were still down 21.9% two sessions later. 10% of this loss was from a record decline in the pound sterling.

Despite the recent rally, we believe the markets have yet to fully settle as investors assess the future impact of “Brexit”. The current market environment influences our portfolio positioning via the themes outlined below.

A positive factor - steady valuations and continued demand for real estate: With bond yields staying stable, or even falling, since the referendum, we believe the benefit for real estate is two-fold. Absent more attractive fixed income investment opportunities, core/prime real estate should continue to attract investor demand. The Pension Real Estate Association (PREA) reported in its Investment Intentions Survey for 2016 that 53% of global investors surveyed expected to increase their allocation to real estate; only 16% expected to take that allocation down. Additionally, per the CBRE’s 2016 Global Investor Intentions Survey, the percentage of investors favoring core/prime property investments increased from 27% to 34% while preferences for secondary or value-added property investments dropped from 20% to 17% and 40% to 35%, respectively, a signal of rising risk aversion. Put that together with stable to declining debt costs (as proxied by the bond yields previously discussed) and the pressure on capitalization rates (cap rates) outside of the UK may in fact, be downwards rather than upwards, therefore supporting property valuations.

A negative factor - moderating total returns and continued focus on yield: Even given a recent bounce back in yields, the fall in 10-year sovereigns, particularly where they are negative (which can be truly equated to “parking capital” since the investor now pays a fee for the privilege), signals that investors are resigned to a “low-for-longer” interest rate environment and slow global growth. For North America we believe the impact will be limited. As nominal Gross Domestic Product (GDP) growth moderates, we would expect a similar moderation – though differing by market – in rent growth, and a continued focus by investors on “the bird in the hand” (i.e. the yield) when selecting both private and public property investments.

Given the ongoing “marking down” of global growth expectations coupled with the “search for yield,” our international strategies continued to face headwinds to performance. Our style has long favored investments in high-quality property with the key objective of finding good real estate supported by improving fundamentals at a discount, for our investors. As global investors have switched very dramatically, in our view, to favoring yield – even if relatively expensive – over more attractive total return estimates, some of our highest conviction investment themes have suffered. Japan has continued to detract from performance despite, in our view, our rational approach to underwriting the market. The market continues to have encouraging property fundamentals while awaiting concerted action on both the fiscal and monetary policy fronts. We have continued confidence that the government and the central bank will act to safeguard exports, corporate profits and GDP growth from the effects of a weakening global economy and a strengthening yen. We anticipate material progress on this “policy overhang” in the second half of the year.

Regional Property Markets

Europe/UK: While the impact of the UK’s referendum on economic data has yet to be quantified, it feels inevitable that the recent plunge in UK consumer and business confidence will send the currently healthy, but slowing, UK growth rate into flat or negative territory. Sterling has plunged by over 10% against both the euro and the United States (US) dollar, while across Europe bond yields have moved to new lows. The 10-year German government bond remains in firmly negative territory.

Since the outcome of the referendum, we have become increasingly less constructive on the London office market given the uncertain outlook for both occupier and investment transactions. On the occupier front, while there is a risk that financial services jobs may be relocated to other European cities, it is worth noting that finance and insurance accounts for only 14% of office based employment in London or around 360,000 jobs. As a result, we believe that an exodus of 100,000 financial jobs – as initially speculated by the market following the referendum – is unlikely. Post Brexit, the lettings market has been mixed, with reports of some occupiers (such as GAM and WeWork) failing to sign leases. There are, however, examples of some financial occupiers signing for expansion space. The current vacancy rate in central London remains very limited at 3.2% (even tighter in the West End at 2.8%) and with a number of major developments and refurbishments being put on hold, we do not expect to see a significant rise in vacancy rates. Anecdotally, a number of deals that were in the pipeline have fallen through, but some deals have been done since, including the purchase of a £400m department store on Oxford Street by the founder of H&M at a c.2.5% yield. This is encouraging for high quality assets, but for more generic assets it may trigger a stand-off between buyers and sellers which will continue to drive a marked slowdown in investment volumes (already having slowed by c.40% in the first half of the year). We were not overly optimistic about the prospects for the UK retail sector before Brexit, and are marginally less comfortable now given that retailers should, in addition to the structural threat from online shopping, face margin pressure from rising import costs. A bright spot may be high street retail, which could benefit from increased tourism on the back of a much weaker sterling. Overall, we are less confident in UK opportunities at present, and are focusing in on holdings whose valuations appear overly penalized.

Our constructive stance on the continental European recovery has been checked given the risk of contagion from a slowdown in the UK. This comes amid heightened concerns surrounding the banking system (Italy), and the possibility that other European countries will now question their own membership of the union. As such our exposure to Europe is at its lowest in some time. In light of current uncertainty, we have added exposure to the German residential rental sector. Here we see good fundamentals, with the positive demographic shifts in urban locations and the strong covenant, along with the typically long tenure of tenants. Although rental growth has always been anemic due to heavy regulation, selective capital expenditure by companies can drive rents higher, close to 3% per annum. As with most quality companies, exceedingly low borrowing costs (Vonovia SE has 5-year bonds trading at 30bps, aided by European Central Bank buying) underpin a healthy positive spread on income yields. Our optimistic stance on Spain and Ireland continues, albeit tempered – particularly in the case of Madrid – due to elevated macro uncertainties. Dublin has a grade A vacancy rate at sub-2%, supporting ongoing, but slowing, rental growth. While Brexit poses risks to the Irish economy, we do not believe this will have materially negative ramifications on corporate space demand, and indeed see Dublin as a potential beneficiary, along with other European cities. Madrid, in contrast, has taken longer to provide evidence of rental growth, and there is the acknowledged possibility that a slowdown in European economic growth could upset that recovery story. Nevertheless, the decision to be invested there is supported by signs of rental growth, with a modest 6% uptick in rents, and a tightening of tenant incentives (i.e. rent free periods and fit out contributions). Post Brexit, we are even more encouraged by the continued strength exhibited by the Stockholm office market where vacancy is exceedingly low at 3.5%. An office landlord, Fabege AB, recently reported that it achieved a 27% uplift in rents on renegotiated leases in the second quarter, making it one of the best performing markets in Europe. Capital values continue to drive upwards, with prime Stockholm yields compressing 25bps in the first half of the year.

Asia

Australia: We continue to favor the Australian REIT sector given its healthy fundamentals backed by the recovering economy and a monetary policy with ample headroom to conduct further easing. In fact, the Reserve Bank of Australia again lowered its benchmark borrowing rate by 25bps to 1.75%. We believe further cuts are possible.

We remain confident in the ongoing recovery in both the retail and office sectors. Most recently, we noted that Central Business District (CBD) premium office rent incentives have fallen between 10 to 20 percentage points off their 30% highs at the start of the year. This closes the gap between “face” rents and actual cash rents, with the difference going straight to the bottom line for office landlords. Additionally, the improving fundamental picture and cheaper currency continues to support foreign investor interest in Australian real estate, and – as we anticipated – asset values continue to increase on the back of cap rate compression. Dexus Property Group (a large Sydney CBD office landlord) reported a 7.4% year over year (YOY) increase for its portfolio at its latest June revaluation exercise; this was on top of the 5% rise recorded last year.

We maintain a less favorable view on the residential space, in particular the apartment cluster, where prices have risen into “bubble” territory over the past 24 months on the back of strong foreign investor demand. In reaction, the local state governments have introduced additional stamp duties of 3-4.5% (similar to what we’ve seen in Hong Kong and Singapore) targeted at foreigners buying homes in Australia. We believe policy risk will remain an overhang going forward and supports our decision to avoid apartment builders.

Hong Kong: There have been no significant developments in the Hong Kong market to cause us to revisit our negative view. Prior to the Brexit vote, the state’s government reiterated the challenging effects that a slowing global economy was having on exports. It stated that growth will remain modest with risks skewed to the downside, while a soft macro environment and asset market corrections continue to weigh on sentiment.

We maintain our negative view on the retail and residential sectors while also becoming marginally less optimistic on the office sector. Retail sales continued to languish, down -8.4% in May YoY, after a -7.5% decline in April. Jewelry (an indicator of luxury sales) again was the worst performing component at -18.7% YoY. Declining tourist numbers are contributing to poor retail sales numbers. Overall, second quarter retail prime rents were flat quarter on quarter (QoQ), while high street rents continued their decline falling by -4.0% QoQ (-8.1% year to date). The residential sector remains distorted by restrictive policy while buyer sentiment has been impacted by slower domestic economic growth and global macro headwinds. However, primary residential sales did recover in the second quarter as developers increased launches and enhanced mortgage schemes to aid upgrader demand. We had expected that office rent growth might start to slow in 2016 after a strong 2015. Evidence of this is now coming through as central grade A office rental growth slowed to 2.3% QoQ; it appears that key financial services demand from the mainland is beginning to soften and justifies our low exposure to office landlords.

Japan: Japanese stocks have lagged as an appreciating yen continued to hold back inflation expectations as well as estimates of future corporate earnings. This has undermined the performance of cyclically linked companies, including property developers. Notwithstanding the performance over the first half of 2016, we retain our preference for the developers over the J-REITs, although our constructive stance on Japan has us invested in both. This is underpinned by our focus on owning high-quality real estate and management teams. The physical property market continues to be robust with Tokyo office vacancies steady at 4.1% and rent growth at +4.5% YoY. Tight supply conditions over the next two years suggest that rent growth will accelerate moving forward. The earnings season for the fiscal year confirmed the improvement in fundamentals, with most developers reporting earnings above expectations.

Additionally, an important macro-catalyst for the economy and market – fiscal and monetary policy action – has potentially moved back to the front burner. Acknowledging that the government must not derail the fragile economic recovery, Prime Minister Shinzo Abe announced a delay in the consumption tax hike to October 2019. Furthermore, at the end of the period, the ruling coalition won a significant victory in Japan’s Upper House election, earning a strong mandate to pursue economic reflation. While, the Bank of Japan refrained from announcing further monetary easing in April, we now expect that the government’s back is against the wall, and it must either take action or give up.

China: Recent developments have increased our conviction in our tactical exposure to Chinese residential developers, especially the large state-linked names that benefit from better access to capital and have nationwide brands that should gain market share in a downturn. Economic conditions have somewhat normalized in China, as seen by stabilizing trends in May for fixed asset investment (+9.6% YoY), retail sales (+10.0% YoY) and industrial production (+6.0% YoY). Contracted sales have recovered on the back of accommodative policies from local governments and the People’s Bank of China. Meanwhile, the expectation that the policy environment will remain consistent and benign over the next 2-3 years has improved home buying sentiment and encouraged latent demand. The National Bureau of Statistics reported that year to date national property sales values have increased 50.7% YoY, and that this has also led to increased risk appetite among the developers, with an 18.3% YoY rebound in gross floor area starts.

International Market Outlook

While the market’s response to the UK’s decision to leave the European Union (EU) has generally been calm, we still believe this could be a game-changer for property fundamentals in the UK – although less so in the EU and Asia. We have re-assessed the prospects for fundamentals moving forward across each region, and are waiting to see where valuations settle following market action that we believe has not yet fully played out. We could see further cap rate compression driven by increased demand and very low risk-free rates (the result of current risk aversion). The only caveat is that with slowing fundamentals in the UK and potentially the EU, it is perhaps less likely that investors will push down cap rates as strongly in those markets as we once thought. Moreover, our conviction in a broadening rental recovery in Europe may need to be tempered. We will reduce our portfolio exposures to the UK and EU for the time being, instead favoring REITs in Asia. More generally, we think recent events underscore our strengthening view that global growth has “apex-ed” (peaked), although it does not yet face a high probability of recession. Ironically, this environment is supportive of real estate demand as investors look to the blend of income and equity-like upside offered by property investment.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property - Institutional Shares

June 30, 2016

(unaudited)

Returns for the Periods Ended June 30, 2016
		Average Annual Total Return
	One Year	Three			Since Inception*
		Years	Five Years	Ten Years

E.I.I. International Fund	-6.18%	0.03%	1.65%	-0.92%	7.44%

FTSE EPRA / NAREIT Developed ex US Index (1)	1.40%	4.26%	4.97%	0.13%	7.30%

* Inception date was July 1, 2004.
(1) FTSE EPRA / NAREIT Developed ex US Index in USD
Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.18% and 1.00% respectively as stated in the current prospectus for the Institutional Shares. The Adviser has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1.00%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2016 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2015, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

June 30, 2016

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six-month period (the period) ended June 30, 2016 the E.I.I. Global Property Fund (the Fund) returned 5.8% on a per share basis compared to 9.4% for the FTSE EPRA/NAREIT Developed Index (the Index). For the fiscal year ending June 30 the Fund returned 7.6% versus 12.6% for the Index.

At the end of the period, the Fund was allocated by region as follows: North America 56.5% vs. the Index at 58.2%, Asia 27.7% vs. 26.3%, Europe 13.9% vs. 15.4%, and cash 1.9%.

While investors probably feel like they’ve had to face a “macro issue du jour” every month over the last year and a half, this period felt at times like it was nothing but a run up to a single event: the United Kingdom (UK) referendum on leaving the European Union (”Brexit”), the result of which we believe was a surprise for many. And yet, what has followed could be viewed as similarly unexpected. Following the UK vote on June 23, sovereign bond yields dropped – a sign of risk aversion – but the corporate bond market’s response was and remains sanguine, despite some retracement by sovereign bonds. G7 10-year sovereign bond yields dropped by almost half from 0.60% as of June 23, to 0.37% in early July, with two of those economies, the Eurozone and Japan, now in negative territory. At the same time, global investment grade corporate bonds and high yield bonds option-adjusted spreads – a measure of risk – remained relatively steady over the same period, with only 3 basis points (bps) increases for both indices. This may partially explain consequent market action. While Global REITs fell only 3.7% over the first two trading days following the referendum and recouped those losses over the next two, UK REITs plunged 30.9% and were still down 21.9% two sessions later. 10% of this loss was from a record decline in the pound sterling.

Despite the recent rally, we believe that the markets have yet to fully settle as investors assess the future impact of “Brexit”. The current market environment influences our portfolio positioning via the themes outlined below.

A positive factor - steady valuations and continued demand for real estate: With bond yields staying stable, or even falling, since the referendum, we believe the benefit for real estate is two-fold. Absent more attractive fixed income investment opportunities, core/prime real estate should continue to attract investor demand. The Pension Real Estate Association (PREA) reported in its Investment Intentions Survey for 2016 that 53% of global investors surveyed expected to increase their allocation to real estate; only 16% expected to take that allocation down. Additionally, per the CBRE’s 2016 Global Investor Intentions Survey, the percentage of investors favoring core/prime property investments increased from 27% to 34% while preferences for secondary or value-added property investments dropped from 20% to 17% and 40% to 35%, respectively, a signal of rising risk aversion. Put that together with stable to declining debt costs (as proxied by the bond yields previously discussed) and the pressure on capitalization rates (cap rates) outside of the UK may in fact, be downwards rather than upwards, therefore supporting property valuations.

A negative factor - moderating total returns and continued focus on yield: Even given a recent bounce back in yields, the fall in 10-year sovereigns, particularly where they are negative (which can be truly equated to “parking capital” since the investor now pays a fee for the privilege), signals that investors are resigned to a “low-for-longer” interest rate environment and slow global growth. As the prospects for property reflect those of its local economy, our underwriting in the UK reflects the additional uncertainty surrounding property demand and performance introduced by the vote for Brexit. We have also considered the level of contagion for the continent, but are confident the impact should be more targeted, while for North America and Asia we believe the impact will be limited. As nominal gross domestic product (GDP) growth moderates, we would expect a similar moderation – though differing by market – in rent growth, and a continued focus by investors on “the bird in the hand” (i.e. the yield) when selecting both private and public property investments.

Given the ongoing “marking down” of global growth expectations coupled with the “search for yield,” our global and international strategies continued to face headwinds to performance. Our style has long favored investments in high-quality property with the key objective of finding good real estate supported by improving fundamentals at a discount, for our investors. As global investors have switched very dramatically to favoring yield over more attractive total return estimates, some of our highest conviction investment themes have suffered. In the United States (US), our investment in the core sectors, first the office sector and then apartments, has detracted in the period. Multiple companies from these sectors are trading at discounts to their net asset values (NAVs) that we think are unjustified given steady fundamentals and continued interest from private equity capital; a level of interest that may in fact pick up from here given a weakening case for property investment in London. Japan has continued to detract from performance despite, in our view, our rational approach to underwriting the market. Japan has continued to detract from performance despite, in our view, our rational approach to underwriting the market. The market continues to have encouraging property fundamentals while awaiting concerted action on both the fiscal and monetary policy fronts. We have continued confidence that the government and the central bank will act to safeguard exports, corporate profits and GDP growth from the effects of a weakening global economy and a strengthening yen. We anticipate material progress on this “policy overhang” in the second half of the year.

Regional Property Markets

Europe/UK: While the impact of the UK’s referendum on economic data has yet to be quantified, it feels inevitable that the recent plunge in UK consumer and business confidence will send the currently healthy, but slowing, UK growth rate into flat or negative territory. Sterling has plunged by over 10% against both the euro and the US dollar, while across Europe bond yields have moved to new lows. The 10-year German government bond remains in firmly negative territory.

Since the outcome of the referendum, we have become increasingly less constructive on the London office market given the uncertain outlook for both occupier and investment transactions. On the occupier front, while there is a risk that financial services jobs may be relocated to other European cities, it is worth noting that finance and insurance accounts for only 14% of office based employment in London or around 360,000 jobs. As a result, we believe that an exodus of 100,000 financial jobs – as initially speculated by the market following the referendum – is unlikely. Post Brexit, the lettings market has been mixed, with reports of some occupiers (such as GAM and WeWork) failing to sign leases. There are, however, examples of some financial occupiers signing for expansion space. The current vacancy rate in central London remains very limited at 3.2% (even tighter in the West End at 2.8%) and with a number of major developments and refurbishments being put on hold, we do not expect to see a significant rise in vacancy rates. Anecdotally, a number of deals that were in the pipeline have fallen through, but some deals have been done since, including the purchase of a £400m department store on Oxford Street by the founder of H&M at a c.2.5% yield. This is encouraging for high quality assets, but for more generic assets it may trigger a stand-off between buyers and sellers which will continue to drive a marked slowdown in investment volumes (already having slowed by c.40% in the first half of the year). We were not overly optimistic about the prospects for the UK retail sector before Brexit, and are marginally less comfortable now given that retailers should, in addition to the structural threat from online shopping, face margin pressure from rising import costs. A bright spot may be high street retail, which could benefit from increased tourism on the back of a much weaker sterling. Overall, we are less confident in UK opportunities at present, and are focusing in on holdings whose valuations appear overly penalized.

Our constructive stance on the continental European recovery has been checked given the risk of contagion from a slowdown in the UK. This comes amid heightened concerns surrounding the banking system (Italy), and the possibility that other European countries will now question their own membership of the union. As such our exposure to Europe is at its lowest in some time. In light of current uncertainty, we have added exposure to the German residential rental sector. Here we see good fundamentals, with the positive demographic shifts in urban locations and the strong covenant, along with the typically long tenure of tenants. Although rental growth has always been anemic due to heavy regulation, selective capital expenditure by companies can drive rents higher, close to 3% per annum. As with most quality companies, exceedingly low borrowing costs (Vonovia SE has 5-year bonds trading at 30bps, aided by European Central Bank buying) underpin a healthy positive spread on income yields. Our optimistic stance on Spain and Ireland continues, albeit tempered – particularly in the case of Madrid – due to elevated macro uncertainties. Dublin has a grade A vacancy rate at sub-2%, supporting ongoing, but slowing, rental growth. While Brexit poses risks to the Irish economy, we do not believe this will have materially negative ramifications on corporate space demand, and indeed see Dublin as a potential beneficiary, along with other European cities. Madrid, in contrast, has taken longer to provide evidence of rental growth, and there is the acknowledged possibility that a slowdown in European economic growth could upset that recovery story. Nevertheless, the decision to be invested there is supported by signs of rental growth, with a modest 6% uptick in rents, and a tightening of tenant incentives (i.e. rent free periods and fit out contributions). Post Brexit, we are even more encouraged by the continued strength exhibited by the Stockholm office market where vacancy is exceedingly low at 3.5%. An office landlord, Fabege AB, recently reported that it achieved a 27% uplift in rents on renegotiated leases in the second quarter, making it one of the best performing markets in Europe. Capital values continue to drive upwards, with prime Stockholm yields compressing 25bps in the first half of the year.

Asia

Australia: We continue to favor the Australian REIT sector given its healthy fundamentals backed by the recovering economy and a monetary policy with ample headroom to conduct further easing. In fact, the Reserve Bank of Australia again lowered its benchmark borrowing rate by 25bps to 1.75%. We believe further cuts are possible.

We remain confident in the ongoing recovery in both the retail and office sectors. Most recently, we noted that Central Business District (CBD) premium office rent incentives have fallen between 10 to 20 percentage points off their 30% highs at the start of the year. This closes the gap between “face” rents and actual cash rents, with the difference going straight to the bottom line for office landlords. Additionally, the improving fundamental picture and cheaper currency continues to support foreign investor interest in Australian real estate, and – as we anticipated – asset values continue to increase on the back of cap rate compression. Dexus Property Group (a large Sydney CBD office landlord) reported a 7.4% year over year (YoY) increase for its portfolio at its latest June revaluation exercise; this was on top of the 5% rise recorded last year.

We maintain a less favorable view on the residential space, in particular the apartment cluster, where prices have risen into “bubble” territory over the past 24 months on the back of strong foreign investor demand. In reaction, the local state governments have introduced additional stamp duties of 3-4.5% (similar to what we’ve seen in Hong Kong and Singapore) targeted at foreigners buying homes in Australia. We believe policy risk will remain an overhang going forward and supports our decision to avoid apartment builders.

Hong Kong: There have been no significant developments in the Hong Kong market to cause us to revisit our negative view. Prior to the Brexit vote, the state’s government reiterated the challenging effects that a slowing global economy was having on exports. It stated that growth will remain modest with risks skewed to the downside, while a soft macro environment and asset market corrections continue to weigh on sentiment.

We maintain our negative view on the retail and residential sectors while also becoming marginally less optimistic on the office sector. Retail sales continued to languish, down -8.4% in May YoY, after a -7.5% decline in April. Jewelry (an indicator of luxury sales) again was the worst performing component at -18.7% YoY. Declining tourist numbers are contributing to poor retail sales numbers. Overall, second quarter retail prime rents were flat quarter on quarter (QoQ), while high street rents continued their decline falling by -4.0% QoQ (-8.1% year to date). The residential sector remains distorted by restrictive policy while buyer sentiment has been impacted by slower domestic economic growth and global macro headwinds. However, primary residential sales did recover in the second quarter as developers increased launches and enhanced mortgage schemes to aid upgrader demand. We had expected that office rent growth might start to slow in 2016 after a strong 2015. Evidence of this is now coming through as central grade A office rental growth slowed to 2.3% QoQ; it appears that key financial services demand from the mainland is beginning to soften and justifies our low exposure to office landlords.

Japan: Japanese stocks have lagged as an appreciating yen continued to hold back inflation expectations as well as estimates of future corporate earnings. This has undermined the performance of cyclically linked companies, including property developers. Notwithstanding the performance over the first half of 2016, we retain our preference for the developers over the J-REITs, although our constructive stance on Japan has us invested in both. This is underpinned by our focus on owning high-quality real estate and management teams. The physical property market continues to be robust with Tokyo office vacancies steady at 4.1% and rent growth at +4.5% YoY. Tight supply conditions over the next two years suggest that rent growth will accelerate moving forward. The earnings season for the fiscal year confirmed the improvement in fundamentals, with most developers reporting earnings above expectations.

Additionally, an important macro-catalyst for the economy and market – fiscal and monetary policy action – has potentially moved back to the front burner. Acknowledging that the government must not derail the fragile economic recovery, Prime Minister Shinzo Abe announced a delay in the consumption tax hike to October 2019. Furthermore, at the end of the period, the ruling coalition won a significant victory in Japan’s Upper House election, earning a strong mandate to pursue economic reflation. While, the Bank of Japan refrained from announcing further monetary easing in April, we now expect that the government’s back is against the wall, and it must either take action or give up.

China: Recent developments have increased our conviction in our tactical exposure to Chinese residential developers, especially the large state-linked names that benefit from better access to capital and have nationwide brands that should gain market share in a downturn. Economic conditions have somewhat normalized in China, as seen by stabilizing trends in May for fixed asset investment (+9.6% YoY), retail sales (+10.0% YoY) and industrial production (+6.0% YoY). Contracted sales have recovered on the back of accommodative policies from local governments and the People’s Bank of China. Meanwhile, the expectation that the policy environment will remain consistent and benign over the next 2-3 years has improved home buying sentiment and encouraged latent demand. The National Bureau of Statistics reported that year to date national property sales values have increased 50.7% YoY, and that this has also led to increased risk appetite among the developers, with an 18.3% YoY rebound in gross floor area starts.

US Property Markets

Office: US office leasing volume rebounded from a fairly soft first quarter. Leasing increased to 60MM sf from roughly 50MM during this time, and vacancy declined 10 bps QoQ to 14.6%. Though leasing activity bounced back, it will likely decline again as leasing decisions get delayed due to market uncertainty brought on by Brexit and the pending US presidential election. Rent growth posted its lowest increase of the cycle at just 1% nationally and construction starts are now above the long-term average with most of the new supply getting delivered to the market in 2017. With that being said, new supply under construction today is 50% pre-leased and the overall construction level as a percentage of stock is well below the last two cycle peaks. We expect supply and demand to hit equilibrium in 2017/2018, which should result in a bottoming out of vacancy and a topping out of rent growth so long as office using employment growth remains at the current growth level of ~2%. Markets that have outsized exposure to the technology, advertising, media and information (TAMI) sector, as well as education and healthcare sectors should outperform; whereas markets with outsized exposure to financial services, law, energy and government will likely underperform based on prospects for office using job growth in those sectors. This should favor West Coast markets like San Francisco and Los Angeles and hurt markets like Washington D.C. and Houston. Although New York is considered the financial center of the US, the local economy has diversified heavily since the last downturn into the TAMI and health/education sectors. As a result, New York’s reliance on the financial services industry has declined from roughly 40% of all leasing activity to 25% today. It is for this reason, along with the significantly discounted valuation relative to other office sector REITs as well as the broader REIT market, that we are overweight New York City office. In addition, we believe the recent market turmoil brought on by Brexit will actually be a positive catalyst for New York. Capital from foreign investors looking to invest in real estate will bid more aggressively for New York assets as they shift their real estate exposure away from the UK and Europe and into core coastal markets like New York as a relative safe haven investment. It is also possible that the European Union (EU) might look to New York for financial services over London on a shorter term basis.

Self-Storage: After a multi-year run of exceptional same store net operating income (SS NOI) growth, some investors believe that this growth could materially decelerate and sentiment is low. The majority of the concern centers on the sector’s supply growth. Green Street estimates supply at 2.0% as a percentage of existing stock for 2016 and 2017, which is quite low compared to the 5.2% growth the sector exhibited from 1995-2009. In fairness, we expect more moderate growth going forward because the sector is more mature today than it was in the prior cycle. Most private operators think that no more than 500 facilities will get added nationwide this year. Even if these assets are 30% larger than the historical average—the trend is to build larger facilities today—the supply growth is roughly 1.5%. Industry insiders estimate that it needs this much supply to keep up with population growth. We acknowledge that some NOI deceleration will occur as it’s unreasonable to think that SS NOI growth can sustain itself above 9%. If SS NOI growth slows to the 8.5% currently projected, then it will be roughly double the REIT industry average. Finally, we think that funds from operations (FFO) multiples look reasonable at approximately 20X 2017 FFO since 10% earnings growth will exceed other property types.

Malls: While retail sales continue to expand at a moderate pace – the US Commerce Department has reported sales growth in the mid-2.0% range year to date – retailer bankruptcies and tenant churn is tracking lower than in 2015. The Mall REITs are experienced at taking space back to release it, and company assumptions fairly reflect the potential negative impact of any tenant churn. We continue to expect mall sector same-center NOI growth to be in the range of +/-4.0%. Additionally, the cap rates on a few recent A-quality retail trades validate the strong pricing for the higher quality mall assets. Macerich and Taubman Centers purchased Country Club Plaza in Kansas City, Missouri, for $660 million with a 4.0% cap rate for the retail component. Additionally, Simon Property Group along with an institutional partner has agreed to purchase The Shops at City Center located on the strip in Las Vegas, Nevada, for $1.1 billion; this also represented a 4.0% cap rate.

Healthcare: In a continuation of the tough industry conditions of 2015, the healthcare REIT sector has faced challenges so far in 2016. Senior housing construction activity has been a headwind for senior housing portfolios, and government reimbursement pressures have affected the outlook for the post-acute and nursing home operators. Industry occupancy for the first quarter was flat at 90.0% YoY, with 2.5% net absorption growth equaling inventory growth. Rental growth increased over 50 bps to 3.0%, but industry construction remained elevated at 5.5% of total supply with construction activity of assisted living facilities at 8.0% of inventory. We expect same center NOI to be in the 1.0-3.0% range – a continued moderation from 2015 where same-center NOI totaled roughly 3.0%. Investment activity has been muted so far this year, except in the medical office building segment. Industry pricing for, what we believe to be, well located, high-quality medical office buildings is in the 5.0-6.0% range and well located senior housing assets between 5.5-6.25%. Nursing home cap rates have trended up and certain facilities appear to be pricing over 9.0%.

Multifamily: Apartment rental growth continued to decelerate as supply isn’t being absorbed as easily this year as it was in 2015. In the second quarter, YoY rental growth slowed to 4.2%, from 4.8%. Apartment fundamentals remain relatively strong. Supply is still above trend. Job growth expectations for 2016 have increased incrementally in recent months, which suggests that near-term fundamentals should remain in balance with at least five jobs for each apartment delivery. Most operators feel well positioned with strong occupancy going into peak leasing season. Transaction volumes remain strong and apartments are one of the few major property types that have experienced a YoY increase, per Real Capital Analytics data. The sector likely benefitted from Fannie and Freddie remaining active lenders when the debt markets were at least partially dislocated early in 2016.

Lodging: Hotel revenue per available room (RevPAR) growth increased to roughly 3.0% from approximately in 2.5% in the first quarter of the year. First quarter results were generally short of expectations whereas second quarter results should be at the lower end of guidance, which is better than the worst case scenario. Lodging fundamentals are still at or above the long-term average, but top-line growth continues to decelerate. Supply is edging higher, but the weakness relative to expectations still appears primarily demand driven. Aside from some international weakness, leisure demand remains fairly consistent, and group bookings appear steady. The primary culprit is corporate demand, which is responsible for the majority of demand in gateway markets. The main concern is that these results signal that the market is near the end of the cycle and, in fact, occupancy has been negative year to date – a signal that we are indeed closer to the end than not. As such, the hotel outlook for 2016 has grown more conservative in recent months, and there is potentially downside risk to the 3-5% initial RevPAR range that was provided by operators and industry forecasters. The transaction market is still sluggish as decelerating fundamentals and choppy debt markets have generated a disconnect between buyers and sellers. Transactional evidence indicates that hotel values have declined by 10% or more over the past twelve months.

Industrial: Sector fundamentals continue to surprise to the upside as growing supply is outpaced by greater than expected demand levels. This imbalance between supply and demand has resulted in all time low national vacancy levels (roughly 7%) and solid YoY rent growth (roughly 5%). Demand from e-commerce is a major tailwind for the industry with no signs of slowing anytime soon. Buildings are often trading at or above replacement cost, which should attract additional supply growth but, with that being said, construction as a percentage of stock remains muted at just 1.5%.

Shopping centers: Fundamentals continue to be strong as tenant strength for value oriented and daily necessities retail outperforms the broader retail landscape. Supply growth is very low (less than 0.5% of existing stock) as large anchor tenants are looking to optimize profit over revenue/store count growth. As a result, demand for existing infill centers in established retail corridors is robust. The transaction market is reflective of this landlord friendly leasing environment as cap rates for core product in dense urban locations remain at, or near, all-time lows.

Global Market Outlook

While the market’s response to the UK’s decision to leave the EU has generally been calm, we still believe this could be a game-changer for property fundamentals in the UK – although less so in the EU, North America and Asia. In fact, the US economy, in particular, appears relatively tenacious. However, we have re-assessed the prospects for fundamentals moving forward across each region, and are waiting to see where valuations settle following market action that we believe has not yet fully played out. We could see further cap rate compression driven by increased demand and very low risk-free rates (the result of current risk aversion). The only caveat is that with slowing fundamentals in the UK and potentially the EU, it is perhaps less likely that investors will push down cap rates as strongly in those markets as we once thought. Moreover, our conviction in a broadening rental recovery in Europe may need to be tempered. We will reduce our portfolio exposures to the UK and EU for the time being, instead favoring REITs in Asia and North America. More generally, we think recent events underscore our strengthening view that global growth has “apex-ed” (peaked), although it does not yet face a high probability of recession. Ironically, this environment is supportive of real estate demand as investors look to the blend of income and equity-like upside offered by property investment.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property - Institutional Shares

June 30, 2016

(unaudited)

Returns for the Periods Ended June 30, 2016
	Average Annual Total Return
	One Year			Since Inception*
		Three Years	Five Years

E.I.I. Global Property Fund	7.55%	5.93%	5.84%	1.23%

FTSE EPRA / NAREIT Developed Index(1)	12.57%	8.94%	8.62%	2.18%

* Inception date was February 1, 2007.
(1) FTSE EPRA/NAREIT Developed Index in USD
Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.10% and 0.98% respectively as stated in the current prospectus for the Institutional Shares. The Fund’s investment Adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1.00%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2016 and upon notice to shareholders. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2015, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

E.I.I. REALTY SECURITIES TRUST

Expense Table (unaudited)

June 30, 2016

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period January 1, 2016 to June 30, 2016
Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	1/1/2016	6/30/2016	Period	Ratio

E.I.I. Realty Securities Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$ 1,102.90	$4.18 *	0.80%
Hypothetical 5% Return	$1,000.00	$ 1,020.89	$4.02 *	0.80%
Investor Class Shares:
Actual Fund Return	$1,000.00	$ 1,100.80	$5.48 *	1.05%
Hypothetical 5% Return	$1,000.00	$ 1,019.64	$5.27 *	1.05%

E.I.I. International Property Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$ 1,003.10	$4.98 *	1.00%
Hypothetical 5% Return	$1,000.00	$ 1,019.89	$5.02 *	1.00%

E.I.I. Global Property Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$ 1,057.90	$5.12 *	1.00%
Hypothetical 5% Return	$1,000.00	$ 1,019.89	$5.02 *	1.00%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182 days) or applicable period, then divided by 366 days.

E.I.I. REALTY SECURITIES TRUST

June 30, 2016
(unaudited)

E.I.I. Realty Securities Fund		E.I.I. International Property Fund

Sectors[1]		Countries[1]
Regional Malls	14.35%	Japan	23.78%
Office Property	13.19%	Australia	14.79%
Apartments	12.41%	Hong Kong	14.32%
Single Tenant	10.93%	Germany	9.70%
Healthcare	10.90%	United Kingdom	8.47%
Storage	8.40%	Canada	5.80%
Shopping Centers	8.23%	Singapore	5.37%
Data Centers	5.74%	United States	5.24%
Warehouse/Industrial	4.13%	France	4.23%
Hotels & Lodging	2.95%	Netherlands	3.80%
Industrials	2.13%	Sweden	2.48%
Diversified	1.98%	South Korea	1.13%
Manufactured Homes	1.51%	Ireland	0.97%
Short Term Investment	2.83%	Spain	0.85%
Subtotal	99.68%	Subtotal	100.93%
Other Assets In Excess of Liabilities	0.32	Liabilities in Excess of Other Assets	(0.93)%
Total	100.00	Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	56.36%
Japan	11.66%
Hong Kong	7.51%
Australia	6.59%
Germany	4.55%
United Kingdom	4.00%
France	2.51%
Canada	2.30%
Singapore	1.79%
Netherlands	1.00%
Sweden	0.96%
Ireland	0.50%
Spain	0.44%
South Korea	0.36%
Subtotal	100.53%
Liabilities in Excess of Other Assets	(0.53)%
Total	100.00%

[1] As a percentage of net assets as of June 30, 2016. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

June 30, 2016
	Shares	Fair Value

COMMON STOCKS - 0.93%

Hotels & Lodging - 0.93%
Hilton Worldwide Holdings, Inc.	9,000	$ 202,770
Total Hotels & Lodging (Cost $208,816)
Total Common Stocks (Cost $208,816)		202,770

REAL ESTATE INVESTMENT TRUSTS (REITS) - 95.92%

Apartments - 12.41%
Equity Residential	15,600	1,074,528
Essex Property Trust, Inc.	3,600	821,124
Post Properties, Inc.	13,400	818,070
Total Apartments (Cost $2,412,100)		2,713,722

Data Centers - 5.74%
Digital Realty Trust, Inc.	4,400	479,556
Equinix, Inc.	2,000	775,460
Total Data Centers (Cost $1,128,181)		1,255,016

Diversified - 1.98%
Forest City Realty Trust, Inc.	19,400	432,814
Total Diversified (Cost $418,282)		432,814

Industrials - 2.13%
PS Business Parks, Inc.	4,400	466,752
Total Industrials (Cost $456,515)		466,752

Healthcare - 10.90%
Care Capital Properties, Inc.	16,400	429,844
Ventas, Inc.	13,850	1,008,557
Welltower, Inc.	12,400	944,508
Total Healthcare (Cost $1,893,549)		2,382,909

Hotels & Lodging - 2.02%
DiamondRock Hospitality Co.	49,000	442,470
Total Hotels & Lodging (Cost $485,424)		442,470

Manufactured Homes - 1.51%
Sun Communities, Inc.	4,300	329,552
Total Manufactured Homes (Cost $322,343)		329,552

Office Property - 13.19%
Boston Properties, Inc.	6,800	896,920
Equity Commonwealth *	11,600	337,908
Hudson Pacific Properties, Inc.	28,100	819,958
SL Green Realty Corp.	7,800	830,466
Total Office Property (Cost $2,578,792)		2,885,252

Regional Malls - 14.35%
General Growth Properties, Inc.	34,300	1,022,826
Simon Property Group, Inc.	8,300	1,800,270
WP Glimcher, Inc.	28,100	314,439
Total Regional Malls (Cost $1,664,940)		3,137,535

Shopping Centers - 8.23%
Acadia Realty Trust	14,600	518,592
Equity One, Inc.	18,245	587,124
Retail Properties of America, Inc.	41,100	694,590
Total Shopping Centers (Cost $1,554,707)		1,800,306

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2016
	Shares	Fair Value

Single Tenant - 10.93%
American Homes 4 Rent	29,200	$ 598,016
Spirit Realty Capital, Inc.	70,100	895,177
STORE Capital Corp.	30,500	898,225
Total Single Tenant (Cost $2,065,311)		2,391,418

Storage - 8.40%
Extra Space Storage, Inc.	10,000	925,400
Sovran Self Storage, Inc.	8,700	912,804
Total Storage (Cost $1,667,916)		1,838,204

Warehouse/Industrial - 4.13%
Prologis, Inc.	18,439	904,249
Total Warehouse/Industrial (Cost $604,614)		904,249
Total Real Estate Investment Trusts (REITS) (Cost $17,252,674)		20,980,199

SHORT-TERM INVESTMENTS (UNITED STATES) - 2.83%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	618,710	618,710
Total Short Term Investment (United States) (Cost $618,710)		618,710

Total Investments - 99.68% (Cost $18,080,200)		$ 21,801,679
Other Assets in Excess of Liabilities - 0.32%		68,818
Net Assets - 100.0%		$ 21,870,497

* Denotes non-income producing security.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

June 30, 2016
	Shares	Fair Value

COMMON STOCK - 37.30%

Germany - 9.70%
Deutsche Wohnen AG	9,100	$ 308,827
TLG Immobilien AG	17,400	365,382
Vonovia SE	21,310	777,715
Total Germany (Cost $1,235,781)		1,451,924

Hong Kong - 9.50%
China Overseas Land & Investment, Ltd.	98,456	314,204
China Resources Land, Ltd.	101,600	238,196
Sun Hung Kai Properties, Ltd.	72,211	870,000
Total Hong Kong (Cost $1,769,650)		1,422,400

Japan - 11.39%
Mitsubishi Estate Co., Ltd.	15,700	287,060
Mitsui Fudosan Co., Ltd.	27,700	632,334
Nomura Real Estate Holdings, Inc.	15,300	266,207
Sumitomo Realty & Development Co., Ltd.	19,200	518,125
Total Japan (Cost $2,607,541)		1,703,726

Singapore - 1.25%
Hongkong Land Holdings, Ltd.	30,800	187,572
Total Singapore (Cost $213,396)		187,572

South Korea - 1.13%
Shinsegae Co., Ltd.	1,000	169,597
Total South Korea (Cost $199,773)		169,597

Sweden - 2.48%
Castellum AB	4,200	59,385
Fabege AB	18,400	311,300
Total Sweden (Cost $331,517)		370,685

United Kingdom - 1.85%
Grainger PLC	48,100	135,045
St Modwen Properties PLC	21,400	76,809
UNITE Group PLC	7,900	65,478
Total United Kingdom (Cost $406,249)		277,332

Total Common Stock (Cost $6,763,907)		5,583,236

REAL ESTATE INVESTMENT TRUSTS (REITS) - 58.39%

Australia - 14.79%
Dexus Property Group	22,700	153,300
Scentre Group	241,400	887,870
Stockland	141,907	499,795
Vicinity Centres	48,600	120,336
Westfield Corp.	69,300	552,137
Total Australia (Cost $2,095,341)		2,213,438

Canada - 5.80%
Allied Properties Real Estate Investment Trust	10,476	313,644
RioCan Real Estate Investment Trust	24,429	554,590
Total Canada (Cost $687,446)		868,234

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2016
	Shares	Fair Value

France - 4.23%
Gecina SA	1,900	$ 259,711
Klepierre	8,381	373,905
Total France (Cost $624,939)		633,616

Hong Kong - 4.82%
Link REIT	105,500	721,738
Total Hong Kong (Cost $588,918)		721,738

Ireland - 0.97%
Green REIT PLC	94,200	145,722
Total Ireland (Cost $160,899)		145,722

Japan - 12.39%
Activia Properties, Inc.	52	273,936
Invincible Investment Corp.	584	367,808
Japan Real Estate Investment Corp.	99	609,321
Nippon Building Fund, Inc.	98	602,371
Total Japan (Cost $1,856,967)		1,853,436

Netherlands - 3.80%
Eurocommercial Properties NV	5,900	253,132
Unibail-Rodamco SE	1,200	314,392
Total Netherlands (Cost $580,337)		567,524

Singapore - 4.12%
CapitaLand Commercial Trust	262,600	288,845
Frasers Logistics & Industrial Trust *	463,800	327,080
Total Singapore (Cost $566,862)		615,925

Spain - 0.85%
Merlin Properties Socimi SA	11,961	126,483
Total Spain (Cost $154,219)		126,483

United Kingdom - 6.62%
Derwent London PLC	860	30,304
Great Portland Estates PLC	35,861	300,465
Hammerson PLC	21,900	159,991
Land Securities Group PLC	31,000	438,736
Workspace Group PLC	6,500	60,546
Total United Kingdom (Cost $1,182,566)		990,042

Total Real Estate Investment Trusts (REITS) (Cost $8,498,494)		8,736,158

SHORT-TERM INVESTMENTS - 5.24%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	783,915	783,915
Total Short Term Investment (United States) (Cost $783,915)		783,915

Total Investments - 100.93% (Cost $16,046,316)		$ 15,103,309
Liabilities in Excess of Other Assets - (0.93)%		(139,751)
Net Assets - 100.00%		$ 14,963,558

* Denotes non-income producing security.

Sector Diversification	% of Net Assets	Fair Value
Real Estate	95.69%	$ 14,319,394
Short-Term Investments	5.24%	783,915
Total Investments	100.93%	15,103,309
Liabilities in Excess of Other Assets	(0.93)%	(139,751)
Net Assets	100.00%	$ 14,963,558

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

June 30, 2016
	Shares	Fair Value

COMMON STOCK - 17.10%

Germany - 4.55%
Deutsche Wohnen AG	7,600	$ 257,922
TLG Immobilien AG	13,400	281,386
Vonovia SE	14,980	546,700
Total Germany (Cost $892,565)		1,086,008

Hong Kong - 4.83%
China Overseas Land & Investment Ltd.	82,900	264,560
China Resources Land Ltd.	105,600	247,574
Sun Hung Kai Properties Ltd.	53,000	638,545
Total Hong Kong (Cost $1,210,272)		1,150,679

Japan - 5.79%
Mitsui Fudosan Co., Ltd.	28,800	657,445
Nomura Real Estate Holdings, Inc.	15,600	271,427
Sumitomo Realty & Development Co., Ltd.	16,700	450,661
Total Japan (Cost $1,394,400)		1,379,533

South Korea - 0.36%
Shinsegae Co., Ltd.	500	84,799
Total South Korea (Cost $99,941)		84,799

Sweden - 0.96%
Fabege AB	13,500	228,399
Total Sweden (Cost $189,767)		228,399

United Kingdom- 0.61%
Grainger PLC	25,500	71,593
St Modwen Properties PLC	20,400	73,220
Total United Kingdom (Cost $202,142)		144,813

Total Common Stock (Cost $3,989,087)		4,074,231

REAL ESTATE INVESTMENT TRUSTS (REITS) - 81.42%

Australia - 6.59%
Scentre Group	196,200	721,625
Stockland	130,985	461,327
Westfield Corp.	48,500	386,416
Total Australia (Cost $1,323,394)		1,569,368

Canada - 2.30%
RioCan Real Estate Investment Trust	24,200	549,391
Total Canada (Cost $513,011)		549,391

France - 2.51%
Klepierre	9,146	408,035
Gecina SA	1,400	191,366
Total France (Cost $490,220)		599,401

Hong Kong - 2.68%
Link REIT	93,200	637,592
Total Hong Kong (Cost $537,435)		637,592

Ireland - 0.50%
Green REIT PLC	76,300	118,031
Total Ireland (Cost $124,187)		118,031

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2016
	Shares	Fair Value

Japan - 5.87%
Activia Properties, Inc.	27	$ 142,236
Invincible Investment Corp.	236	148,635
Japan Real Estate Investment Corp.	92	566,238
Nippon Building Fund, Inc.	88	540,904
Total Japan (Cost $1,253,858)		1,398,013

Netherlands - 1.00%
Eurocommercial Properties NV	5,600	240,261
Total Netherlands (Cost $249,296)		240,261

Singapore - 1.79%
CapitaLand Commercial Trust	156,700	172,361
Frasers Logistics & Industrial Trust *	360,000	253,879
Total Singapore (Cost $386,330)		426,240

Spain - 0.44%
Merlin Properties Socimi SA	9,821	103,853
Total Spain (Cost $97,075)		103,853

United Kingdom - 3.39%
Great Portland Estates PLC	28,920	242,309
Hammerson PLC	17,400	127,116
Land Securities Group PLC	27,500	389,201
Workspace Group PLC	5,200	48,436
Total United Kingdom (Cost $638,874)		807,062

United States - 54.35%
Acadia Realty Trust	9,500	337,440
Boston Properties, Inc.	3,200	422,080
Care Capital Properties, Inc.	13,100	343,351
DiamondRock Hospitality Co.	33,800	305,214
Equity One, Inc.	13,600	437,648
Equity Residential	11,900	819,672
Essex Property Trust, Inc.	3,500	798,315
Extra Space Storage, Inc.	6,600	610,764
General Growth Properties, Inc.	24,100	718,662
Hudson Pacific Properties, Inc.	16,700	487,306
Paramount Group, Inc.	28,800	459,072
Post Properties, Inc.	8,900	543,345
Prologis, Inc.	13,907	681,999
Public Storage	1,800	460,062
Retail Properties of America, Inc.	38,900	657,410
Simon Property Group, Inc.	7,557	1,639,113
SL Green Realty Corp.	5,500	585,585
Sovran Self Storage, Inc.	6,500	681,980
Spirit Realty Capital, Inc.	32,200	411,194
STORE Capital Corp.	15,900	468,255
Ventas, Inc.	7,700	560,714
Welltower, Inc.	6,800	517,956
Total United States (Cost $10,358,076)		12,947,137

Total Real Estate Investment Trusts (REITS) (Cost $15,971,756)		19,396,349

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2016
	Shares	Fair Value

SHORT-TERM INVESTMENT (UNITED STATES) - 2.01%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	478,434	$ 478,434
Total Short Term Investment (United States) (Cost $478,434)		478,434

Total Investments - 100.53% (Cost $20,439,277)		$ 23,949,014
Liabilities in Excess of Other Assets - (0.53)%		(126,573)
Net Assets - 100.00%		$ 23,822,441

* Denotes non-income producing security.

Sector Diversification	% of Net Assets	Fair Value
Real Estate	98.16%	$ 23,385,781
Short-Term Investments	2.01%	478,434
Consumer Cyclicals	0.36%	84,799
Total Investments	100.53%	23,949,014
Liabilities in Excess of Other Assets	(0.53)%	(126,573)
Net Assets	100.00%	$ 23,822,441

E.I.I. REALTY SECURITIES TRUST
Statement of Assets and Liabilities
June 30, 2016

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
ASSETS
Investments in securities at fair value (Cost $18,080,200, $16,046,316 and $20,439,277)	$ 21,801,679	$ 15,103,309	$ 23,949,014
Foreign currency at fair value (Cost $0, $11,206 and $8,502)	-	11,206	8,502
Dividends and interest receivable	67,028	60,979	93,045
Receivable for investment securities sold	462,611	186,371	148,801
Receivable for fund shares sold	12,357	-	6,304
Receivable from Investment Adviser	36,670	28,060	17,937
Tax reclaim receivables	-	172,838	27,288
Prepaid expenses and other assets	10,729	12,089	-
TOTAL ASSETS	22,391,074	15,574,852	24,250,891

LIABILITIES
Payable for investment securities purchased	457,324	448,602	298,623
Payable for fund shares redeemed	-	30,756	17,368
Administration fees payable	5,139	4,348	5,939
Transfer agent fees payable	1,686	1,464	1,256
Audit and tax fees payable	19,040	34,943	25,996
Legal fees payable	15,049	24,618	19,333
Custodian fees payable	4,020	18,731	11,344
Trustee fees payable	13,091	13,120	12,994
Foreign taxes payable	-	27,664	3,312
Accrued expenses and other liabilities	5,228	7,048	32,285
Total Liabilities	520,577	611,294	428,450
NET ASSETS	$ 21,870,497	$ 14,963,558	$ 23,822,441

NET ASSETS Consist Of:
Par value, $0.01 par value	$ 43,641	$ 11,439	$ 50,165
Additional paid-in capital	16,824,310	213,567,232	18,915,071
Accumulated undistributed (distributions in excess) of net investment income (loss)	50,801	(599,884)	(676,041)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	1,230,266	(197,044,694)	2,026,556
Net unrealized appreciation (depreciation) on investment securities & foreign currency	3,721,479	(970,535)	3,506,690
NET ASSETS	$ 21,870,497	$ 14,963,558	$ 23,822,441

Institutional Class Shares:
NET ASSET VALUE, offering and redemption price per share ($19,816,550/ 3,954,577 Shares), ($14,963,558/ 1,143,884 Shares) and ($23,822,441/ 5,016,547 Shares), respectively.	$ 5.01	$ 13.08	$ 4.75

Investor Class Shares:
NET ASSET VALUE, offering and redemption price per shares ($2,053,947/ 409,550 Shares).	$ 5.02	$ -	$ -

E.I.I. REALTY SECURITIES TRUST
Statement of Operations
For the Year Ended June 30, 2016
	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
INVESTMENT INCOME	Fund	Property Fund	Property Fund
Dividends (less foreign taxes withheld $0 , $61,755 and $19,546)	$ 603,697	$ 662,303	$ 603,529
Interest	264	171	531
Total Investment Income	603,961	662,474	604,060

EXPENSES
Investment advisory fees (see note C)	146,991	240,377	188,699
Administration fees	29,398	48,075	37,740
Trustees fees and expenses	23,505	31,039	27,412
Transfer agent fees	53,901	94,093	63,643
Legal fees	32,893	53,695	38,967
Audit and tax fees	28,946	58,009	40,014
Custodian fees	10,931	44,267	32,212
Registration and filing fees	34,406	18,544	55,648
Distribution and/or service fees (Investor Class Shares) (see note C)	4,631	-	-
Miscellaneous expenses	18,527	47,205	34,079
Total Expenses	384,129	635,304	518,414
Less: expenses waived/reimbursed by Adviser (see note C)	(222,770)	(315,227)	(266,864)
NET EXPENSES	161,359	320,077	251,550
NET INVESTMENT INCOME	442,602	342,397	352,510

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	1,357,247	(6,843,583)	7,839,959
Net realized loss on foreign currency transactions	-	(138,993)	(59,731)
Net change in unrealized appreciation (depreciation) on investment securities*	1,914,938	3,997,278	(6,276,686)
Net change in unrealized depreciation on foreign currency transactions	-	10,907	7,015
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	3,272,185	(2,974,391)	1,510,557
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
FROM OPERATIONS	$ 3,714,787	$ (2,631,994)	$ 1,863,067

*	Change in unrealized depreciation on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of decrease in Foreign taxes payable of $27,664 and $3,312, respectively, on certain depreciation of certain foreign securities.

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$ 442,602	$ 334,238
Net realized gain on investment transactions	1,357,247	3,242,337
Net change in unrealized appreciation (depreciation) on investment securities	1,914,938	(2,949,926)
Net increase in net assets resulting from operations	3,714,787	626,649

Distributions From:
From net investment income
Institutional Class	(444,539)	(325,185)
Investor Class	(40,172)	(5,938)
Total net investment income	(484,711)	(331,123)

Net realized gains on securities:
Institutional Class	(1,433,222)	(2,668,463)
Investor Class	(152,800)	-
	(1,586,022)	(2,668,463)
Total Distributions	(2,070,733)	(2,999,586)

Capital Share Transactions:
Institutional Class:
Shares issued	251,096	592,743
Shares reinvested	1,785,340	2,843,701
Shares redeemed	(409,587)	(9,095,264)
Total Institutional Class	1,626,849	(5,658,820)

Investor Class: *
Shares issued	203,554	2,132,047
Shares reinvested	47,778	1,421
Shares redeemed	(168,848)	(100,786)
Total Investor Class	82,484	2,032,682
Net increase (decrease) from capital share transactions	1,709,333	(3,626,138)
Total increase (decrease) in net assets	$ 3,353,387	$ (5,999,075)

NET ASSETS
Beginning of Year	18,517,110	24,516,185
End of Year	$ 21,870,497	$ 18,517,110

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets (continued)

	E.I.I. Realty Securities Fund
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
Shares Issued and Redeemed:
Institutional Class:
Shares issued	56,332	116,361
Shares reinvested	395,344	571,438
Shares redeemed	(86,115)	(1,736,011)
Total Institutional Class Shares	365,561	(1,048,212)

Investor Class: *
Shares issued	43,079	412,389
Shares reinvested	10,582	275
Shares redeemed	(35,638)	(21,137)
Total Investor Class Shares	18,023	391,527
Net increase (decrease) from share transactions	383,584	(656,685)
Undistributed Net Investment Income	$ 50,801	$ 66,635
* Investor Class commenced operations on January 21, 2015.

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets

	E.I.I. International Property Fund
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$ 342,397	$ 270,130
Net realized gain (loss) on investment transactions	(6,843,583)	145,013,629
Net realized loss on foreign currency transactions	(138,993)	(235,055)
Net change in unrealized appreciation (depreciation) on investment securities	3,997,278	(168,895,653)
Net change in unrealized depreciation on foreign currency transactions	10,907	(80,175)
Net decrease in net assets resulting from operations	(2,631,994)	(23,927,124)

Distributions From:
From net investment income	(1,683,019)	(17,781,013)
From return of capital	(922,757)	-
Total Distributions	(2,605,776)	(17,781,013)

Capital Share Transactions - Institutional Class:
Shares issued	1,918,545	18,045,398
Shares reinvested	2,511,555	17,045,215
Shares redeemed	(31,332,510)	(930,692,229)
Redemption fees	-	26,310
Total Institutional Class	(26,902,410)	(895,575,306)
Total decrease in net assets	$ (32,140,180)	$ (937,283,443)

NET ASSETS
Beginning of Year	47,103,738	984,387,181
End of Year	$ 14,963,558	$ 47,103,738

Shares Issued and Redeemed - Institutional Class:
Institutional Class:
Shares issued	142,253	955,385
Shares reinvested	191,429	1,189,477
Shares redeemed	(2,314,140)	(47,912,002)
Total Institutional Class Shares	(1,980,458)	(45,767,140)

Distributions in Excess of Net Investment Income	$ (599,884)	$ (357,445)

E.I.I. REALTY SECURITIES TRUST
Statement of Changes in Net Assets

	E.I.I. Global Property Fund
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$ 352,510	$ 1,663,348
Net realized gain (loss) on investment transactions	7,839,959	189,438,920
Net realized loss on foreign currency transactions	(59,731)	(10,686)
Net change in unrealized depreciation on investment securities	(6,276,686)	(200,556,135)
Net change in unrealized depreciation on foreign currency transactions	7,015	(39,173)
Net increase (decrease) in net assets resulting from operations	1,863,067	(9,503,726)

Distributions From:
From net investment income	(609,615)	(9,361,824)
Net realized gains on securities	(7,703,353)	(81,527,667)
Total Distributions	(8,312,968)	(90,889,491)

Capital Share Transactions - Institutional Class:
Shares issued	10,766,696	57,957,038
Shares reinvested	8,283,174	79,296,331
Shares redeemed	(20,349,876)	(1,291,237,067)
Redemption fees	-	421
Total Institutional Class	(1,300,006)	(1,153,983,277)
Total decrease in net assets	$ (7,749,907)	$ (1,254,376,494)

NET ASSETS
Beginning of Year	31,572,348	1,285,948,842
End of Year	$ 23,822,441	$ 31,572,348

Shares Issued and Redeemed - Institutional Class:
Institutional Class:
Shares issued	2,333,329	4,676,978
Shares reinvested	1,865,580	8,534,308
Shares redeemed	(2,658,726)	(79,432,591)
Total Institutional Class Shares	1,540,183	(66,221,305)

Distributions in Excess of Net Investment Income	$ (676,041)	$ (874,831)

E.I.I. REALTY SECURITIES TRUST
E.I.I. Realty Securities Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Year

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2016		June 30, 2015		June 30, 2014	June 30, 2013		June 30, 2012

Net asset value, Beginning of Year	$ 4.65		$ 5.29		$ 5.32	$ 4.99		$ 4.43

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.11	(1)	0.09	(1)	0.09	0.08		0.06
Net Gain on Securities (Realized and Unrealized)	0.77		0.13		0.64	0.32		0.55
Total from Investment Operations	0.88		0.22		0.73	0.40		0.61

LESS DISTRIBUTIONS:
Net Investment Income	(0.12)		(0.09)		(0.09)	(0.07)		(0.05)
Net Realized Gains on Securities	(0.40)		(0.77)		(0.67)	-		-
Total Distributions	(0.52)		(0.86)		(0.76)	(0.07)		(0.05)

REDEMPTION FEES	-		-		-	-	(2)	-	(2)

Net Asset Value, End of Year	$ 5.01		$ 4.65		$ 5.29	$ 5.32		$ 4.99

Total Return (3)	20.33%		3.26%		16.36%	8.10%		13.88%

Net Assets, End of Year (thousands)	$ 19,817		$ 16,696		$ 24,516	$ 21,879		$ 24,772

Ratio of Expenses to Average Net Assets (Including
effects of waivers and reimbursement of expenses)	0.80%		0.80%		0.80%	0.80%		0.80%
Ratio of Expenses to Average Net Assets (Excluding
effects of waivers and reimbursement of expenses)	1.93%		1.70%		1.27%	1.28%		1.30%
Ratio of Net Investment Income to Average Net Assets
(Including waivers and reimbursement of expenses)	2.28%		1.68%		1.57%	1.44%		1.32%
Ratio of Net Investment Income to Average Net Assets
(Excluding waivers and reimbursement of expenses)	1.15%		0.77%		1.09%	0.96%		0.82%

Portfolio Turnover Rate	98%		107%		112%	114%		81%	(4)

(1)	Per share numbers have been calculated using the average share method.
(2) Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See accompanying notes to financial statements

E.I.I. REALTY SECURITIES TRUST
E.I.I. Realty Securities Fund
Financial Highlights
For an Investor Class Share Outstanding Through Each Period
			For the Period
		Year Ended	January 21, 2015
		June 30, 2016	to June 30, 2015*

Net asset value, Beginning of Period		$ 4.65	$ 5.28

INCOME FROM INVESTMENT OPERATIONS
	Net Investment Income (1)	0.10	0.04
	Net Gain on Securities (Realized and Unrealized)	0.77	(0.65)	(2)
	Total from Investment Operations	0.87	(0.61)

LESS DISTRIBUTIONS:
	Net Investment Income	(0.10)	(0.02)
	Net Realized Gains on Securities	(0.40)	-
	Total Distributions	(0.50)	(0.02)

Net Asset Value, End of Period		$ 5.02	$ 4.65

Total Return (3)		19.89%	(11.67)%

Net Assets, End of Period (thousands)		$ 2,054	$ 1,821

Ratio of Expenses to Average Net Assets (Including
	effects of waivers and reimbursement of expenses)	1.05%	1.05%	(4)
Ratio of Expenses to Average Net Assets (Excluding
	effects of waivers and reimbursement of expenses)	2.18%	2.42%	(4)
Ratio of Net Investment Income to Average Net Assets
	(Including waivers and reimbursement of expenses)	1.99%	1.80%	(4)
Ratio of Net Investment Income to Average Net Assets
	(Excluding waivers and reimbursement of expenses)	0.86%	0.44%	(4)

Portfolio Turnover Rate		98%	107%

*	Investor Class commenced operations on January 21, 2015.
(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Annualized.

See accompanying notes to financial statements

E.I.I. REALTY SECURITIES TRUST
E.I.I. International Property Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012

Net asset value, Beginning of Year	$ 15.08	$ 20.13		$ 18.72		$ 15.99		$ 18.87

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	0.15	0.03		0.44		0.27		0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.08)	(1.03)		1.59		2.81		(2.19)
Total from Investment Operations	(0.93)	(1.00)		2.03		3.08		(1.91)

LESS DISTRIBUTIONS:
Net Investment Income	(0.71)	(4.05)		(0.62)		(0.35)		(0.97)
Return of Capital	(0.36)	-		-		-		-
Total Distributions	(1.07)	(4.05)		(0.62)		(0.35)		(0.97)

REDEMPTION FEES	-	-	(2)	-	(2)	-	(2)	-	(2)

Net Asset Value, End of Year	$ 13.08	$ 15.08		$ 20.13		$ 18.72		$ 15.99

Total Return (3)	(6.18)%	(3.94)%		11.05%		19.25%		(9.08)%

Net Assets, End of Year (thousands)	$ 14,964	$ 47,104		$ 984,387		$ 731,988		$ 536,033

Ratio of Expenses to Average Net Assets (Including
effects of waivers and reimbursement of expenses)	1.00%	1.00%		1.00%		1.00%		1.00%
Ratio of Expenses to Average Net Assets (Excluding
effects of waivers and reimbursement of expenses)	1.98%	1.18%		0.99%	(4)	1.00%		1.04%
Ratio of Net Investment Income to Average Net Assets
(Including waivers and reimbursement of expenses)	1.07%	0.14%		2.23%		1.45%		1.73%
Ratio of Net Investment Income to Average Net Assets
(Excluding waivers and reimbursement of expenses)	0.09%	(0.05)%		2.24%	(4)	1.44%		1.69%

Portfolio Turnover Rate	79%	11%		9%		8%		13%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements

E.I.I. REALTY SECURITIES TRUST
E.I.I. Global Property Fund
Financial Highlights
For an Institutional Class Share Outstanding Through Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2016	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012

Net asset value, Beginning of Year	$ 9.08	$ 18.45		$ 16.78		$ 15.50		$ 15.87

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (1)	0.09	0.08		0.29		0.23		0.21
Net Gain (Loss) on Securities (Realized and Unrealized)	0.26	(0.22)		1.74		1.43		(0.13)	(2)
Total from Investment Operations	0.35	(0.14)		2.03		1.66		0.08

LESS DISTRIBUTIONS:
Net Investment Income	(0.34)	(0.98)		(0.36)		(0.38)		(0.45)
Net Realized Gains on Securities	(4.34)	(8.25)		-		-		-
Total Distributions	(4.68)	(9.23)		(0.36)		(0.38)		(0.45)

REDEMPTION FEES	-	-	(3)	-	(3)	-	(3)	-	(3)

Net Asset Value, End of Year	$ 4.75	$ 9.08		$ 18.45		$ 16.78		$ 15.50

Total Return (4)	7.55%	(1.62)%		12.34%		10.76%		0.89%

Net Assets, End of Year (thousands)	$ 23,822	$ 31,572		$ 1,285,949		$ 1,003,909		$ 585,169

Ratio of Expenses to Average Net Assets (Including
effects of waivers and reimbursement of expenses)	1.00%	0.98%		0.99%		1.00%		1.00%
Ratio of Expenses to Average Net Assets (Excluding
effects of waivers and reimbursement of expenses)	2.06%	1.10%		0.97%	(5)	0.99%	(5)	1.02%
Ratio of Net Investment Income to Average Net Assets
(Including waivers and reimbursement of expenses)	1.40%	0.50%		1.67%		1.34%		1.46%
Ratio of Net Investment Income to Average Net Assets
(Excluding waivers and reimbursement of expenses)	0.34%	0.38%		1.68%	(5)	1.35%	(5)	1.45%

Portfolio Turnover Rate	135%	14%		18%		19%		14%

(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(3)	Amounts represent less than $0.005 per share.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(5)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

June 30, 2016

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. The E.I.I. International Property Fund and E.I.I. Global Property Fund are classified as diversified Funds while the E.I.I. Realty Securities Fund is classified as a non-diversified Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2016, the Adviser Class has not commenced operations. On January 21, 2015, E.I.I. Realty Securities Fund’s Investor Class shares commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Adviser’s Valuation Committee (the “Committee”) which has been adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Committee, which has been delegated certain pricing responsibilities by the Board.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated day to day fair valuation of each Fund’s portfolio securities to the Adviser/Administrator using methods approved by the Fund’s Board. Gemini Fund Services, LLC, which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities consistent with the Board approved methods. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 —	quoted prices in active markets for identical investments

•	Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of June 30, 2016:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	June 30, 2016	Price	Inputs	Inputs
Investments in Securities*	$21,801,679	$21,801,679	$—	$—
Total	$21,801,679	$21,801,679	$—	$—

 * See Schedule of Investments for industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	June 30, 2016	Price	Inputs	Inputs
Common Stocks: *
Germany	$1,451,924	$—	$1,451,924	$—
Hong Kong	1,422,400	—	1,422,400	—
Japan	1,703,726	—	1,703,726	—
Singapore	187,572	—	187,572	—
South Korea	169,597	—	169,597	—
Sweden	370,685	—	370,685	—
United Kingdom	277,332	—	277,332	—
Real Estate Investment Trusts: *
Australia	2,213,438	—	2,213,438	—
Canada	868,234	868,234	—	—
France	633,616	—	633,616	—
Hong Kong	721,738	—	721,738	—
Ireland	145,722	—	145,722	—
Japan	1,853,436	—	1,853,436	—
Netherlands	567,524	—	567,524	—
Singapore	615,925	—	615,925	—
Spain	126,483	—	126,483	—
United Kingdom	990,042	—	990,042	—
Short-Term Investment	783,915	783,915	—
Total	$15,103,309	$1,652,149	$13,451,160	$—

 * See Schedule of Investments for geographic and industry sector breakouts.

Level 2 Level 3

	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	June 30, 2016	Price	Inputs	Inputs
Common Stocks: *
Germany	$1,086,008	$—	$1,086,008	$—
Hong Kong	1,150,679	—	1,150,679	—
Japan	1,379,533	—	1,379,533	—
South Korea	84,799	—	84,799	—
Sweden	228,399	—	228,399	—
United Kingdom	144,813	—	144,813	—
Real Estate Investment Trusts: *
Australia	1,569,368	—	1,569,368	—
Canada	549,391	549,391	—	—
France	599,401	—	599,401	—
Hong Kong	637,592	—	637,592	—
Ireland	118,031	—	118,031	—
Japan	1,398,013	—	1,398,013	—
Netherlands	240,261	—	240,261	—
Singapore	426,240	—	426,240	—
Spain	103,853	—	103,853	—
United Kingdom	807,062	—	807,062	—
United States	12,947,137	12,947,137	—	—
Short-Term Investment	478,434	478,434	—	—
Total	$23,949,014	$13,974,962	$9,974,052	$—

 * See Schedule of Investments for geographic and industry sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 2 investments presented above, equity investments amounting to $36,632,015 and $8,564,362 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes. The Fund’s unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund. The Fund’s expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. The Fund’s investment income is allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

It is the policy of the Funds’ to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs held by the Funds are generally composed of investment income, long-term capital gains, and return of capital, but the REITs do not report this information to the Funds until the following calendar year. At June 30, 2016, E.I.I. Realty Securities Fund and E.I.I. Global Property Fund estimated these amounts within the financial statements since the information is not available from the REITs until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-end. For the year ended June 30, 2016, the character of distributions paid to shareholders of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund disclosed within the Statements of Changes in Net Assets is based on the actual breakdown of distributions paid to the funds for the period July 1, 2015 to December 31, 2015 and estimates for the period January 1, 2016 through June 30, 2016. All estimates are based upon REIT information sources available to E.I.I. Realty Securities Fund and E.I.I. Global Property Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-ends. After calendar year-end, when E.I.I. Realty Securities Fund and E.I.I. Global Property Fund learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are possibly re-characterized as return of capital and/or capital gain. After all applicable REITs have informed E.I.I. Realty Securities Fund and E.I.I. Global Property Fund of the actual breakdown of distributions paid to the funds during its fiscal year; estimates previously recorded are adjusted on the books of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund to reflect actual results. As a result, the composition of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund shareholders on IRS Form 1099DIV.

For the year ended June 30, 2016, permanent differences, resulting primarily from foreign currency transactions, foreign gains tax , passive foreign investment companies, reclassification of fund distributions and the utilization of earnings and profits on shareholder redemptions (a tax accounting process known as equalization) were identified and reclassified among the components of the Funds’ net assets as follows:

		Increase/(Decrease)	Increase/(Decrease)
		Undistributed	Accumulated
	Increase/(Decrease)	Net Investment	Net Realized
Fund	Paid-in Capital	Income/(Loss)	Gain/(Loss)
E.I.I. Realty Securities Fund	$—	$26,275	$(26,275)
E.I.I. International Property Fund	—	1,098,183	(1,098,183)
E.I.I. Global Property Fund	7,833,314	455,895	(8,289,209)

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains.

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2016, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financials statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.  Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and expect risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with EII Realty Securities, Inc. (the “Adviser” or “EII”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. Prior to March 21, 2016 the Bank of New York Mellon provided sub-administrative services to the EII Realty Securities Trust. As of March 21, 2016 EII has entered into the Sub-Administration and Accounting Services Agreement with Gemini Fund Services, LLC (“Gemini”), under which EII pays Gemini to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration and Accounting Services Agreement, Gemini provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

Gemini also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Services Agreement with the Trust. Prior to March 21, 2016 the Bank of New York Mellon provided transfer agent services to the EII Realty Securities Trust. As of March 21, 2016 EII has engaged Gemini, pursuant to the aforementioned Agreement, to provide these services.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

 Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board (“Chairman”) receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets.

Effective November 16, 2015 the Independent Trustees agreed to defer the payment of half of their annual fee compensation until a later date. The Funds will pay all such deferred annual compensation in the future upon the Funds substantially increasing their assets under management, as determined by the Independent Trustees. Deferred Independent Trustee and Chairman compensation will be accrued by the Funds based on average net assets. As of June 30, 2016, $39,000 in deferred Independent Trustee and Chairman compensation has been accrued by the Funds.

The aggregate remuneration paid to the Trustees by the Funds during the year ended June 30, 2016 was $65,000.

Distributor

Foreside Funds Distributors LLC is the Trust’s principal underwriter and acts as the Trust’s distributer in connection with the offering of Funds shares. The Distributor is not affiliated with the Trust, the Adviser or any other service provider for the Funds.

The E.I.I. Realty Securities Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a Distribution Plan) that allows the Fund to pay under a written agreement distribution fees for the sale and distribution of its Investor Class shares. Under the Distribution Plan, the Fund may pay a periodic distribution fee at an annual rate of up to 0.75% of average daily value of the Fund’s net assets attributable to the Investor Shares, or such lesser amounts as determined appropriate. The Fund paid 0.25% in distribution fees during the year.

The E.I.I. Realty Securities Fund has also adopted a Shareholder Servicing Plan with respect to its Investor Class shares, where the Fund may pay a shareholder services fee of up to 0.25% of the average daily net assets of the Investor Class shares on an annualized basis.

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or absorb the expenses of the Funds (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average daily net assets for the Institutional Class Shares and 1.25% for the Investor Class Shares, and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Class Shares of each Fund. This expense limitation may not be amended or withdrawn until one year from the date of the Prospectus dated October 28, 2015 and upon notice to shareholders. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above for the Funds. The total amount of fees waived and/or absorbed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Fiscal Year ended 2016	$222,770	$315,227	$266,864
Fiscal Year ended 2015	182,927	362,294	409,055
Fiscal Year ended 2014	105,396	—	—
Total	$511,093	$677,521	$675,919

 D. Investment Transactions:

For the year ended June 30, 2016, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Purchases	$18,941,015	$24,425,783	$33,718,021
Sales	19,079,597	54,260,492	42,967,206

E. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 was as follows:

	Distribution Paid in 2016			Distribution Paid in 2015
	Ordinary	Long-Term	Return of	Ordinary	Long-Term	Return of
Fund	Income*	Capital Gain	Capital	Income*	Capital Gain	Capital
E.I.I. Realty Securities Fund	$776,086	$1,294,647	$ —	$1,445,941	$1,553,645	$ —
E.I.I. International Property Fund	1,683,019	—	922,757	17,781,013	—	—
E.I.I. Global Property Fund	620,108	7,692,860	—	9,361,377	81,528,114	—
Total Taxable Distributions	$3,079,213	$8,987,507	$ 922,757	$28,588,331	$83,081,759	$ —

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

F. Components of Distributable Earnings:

As of June 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$50,801	$—	$—
Undistributed capital gains	1,311,785	—	2,110,252
Unrealized appreciation (depreciation)*	3,639,960	(1,665,108)	2,750,980
Capital loss carryforwards	—	(196,950,005)	—
Late loss deferrals	—	—	—
Other temporary differences	—	—	(4,027)
Total accumulated earnings	$5,002,546	$(198,615,113)	$4,857,205

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2016, the Funds had pre- and post-enactment net capital loss carryforwards available to offset possible future gains as follows:

Fund	Total Capital Loss Carryforwards	Expiring in 2018	Expiring in 2019	Non-expiring Short-term Capital Loss	Non-expiring Long-term Capital Loss
E.I.I. Realty Securities Fund	$ —	$ —	$ —	$ —	$ —
E.I.I. International Property Fund	196,950,005	151,262,204	17,114,159	1,556,868	27,016,774
E.I.I. Global Property Fund	—	—	—	—	—

G. Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 as late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2016. For the fiscal year ended June 30, 2016, the Funds deferred to July 1, 2016, the following losses:

	Late-Year Ordinary	Short-Term Capital Loss	Long-Term Capital Loss
Fund	Loss Deferral	Deferral	Deferral
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	—	—
E.I.I. Global Property Fund	—	—	—

 H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2016 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$18,161,719	$3,770,479	$(130,519)	$3,639,960
E.I.I. International Property Fund	16,740,889	854,854	(2,492,434)	(1,637,580)
E.I.I. Global Property Fund	21,194,987	3,875,267	(1,121,240)	2,754,027

I. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016 National Financial Services Corp. held 56.92%, 36.85% and 41.26% of the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, and may be deemed to control the Fund. Additionally, as of June 30, 2016 Charles Schwab & Co. held 29.23% of the E.I.I. International Property Fund and 45.43% of E.I.I. Global Property and may be deemed to control the Fund.

J. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

K. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the “Funds”), as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 29, 2016

A member firm of Ernst & Global Limited

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

June 30, 2016

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long-term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and the E.I.I. Global Property Fund are $1,294,647, $0 and $7,692,860, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 1.84% and 8.11%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of Section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.3506 per share (representing a total of $401,869). The total amount of taxes paid to such countries is $0.1146 per share (representing a total of $131,351).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contract

 The Board of Trustees (the “Trustees” or the “Board”), including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended) (the “Independent Trustees”), of E.I.I. Realty Securities Trust (the “Trust”) considered the annual approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) and the administration agreement (the “Administration Agreement”) between the Trust, on behalf of E.I.I. Realty Securities Fund (“RSF”), E.I.I. International Property Fund (“IPF”), E.I.I. Global Property Fund (“EGF”) (the “Funds”), and EII Realty Securities, Inc. (“EII” or the “Adviser”) (The Advisory and Administration Agreements together are referred to as the “Management Agreement.”).

The Board reviewed, considered and discussed the nature and extent of the investment advisory services provided by EII under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by EII under the Administration Agreement, including operations, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities, and EII’s oversight of the Trust’s sub-administrator. The Board also considered the Adviser’s investment in personnel and infrastructure that benefits the Funds. The Board considered that the Adviser serves other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by EII with similar services provided by non-affiliated advisers, as reported to the Board by Broadridge Financial Solutions, Inc. (“Broadridge”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of EII who provided the administrative and investment advisory services to the Funds. The Trustees determined that EII’s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Board reviewed the performance of the Funds as presented by EII, and as shown in reports provided by Broadridge compared to the performance of comparable funds selected by Broadridge (the “performance peer group”). When considering a Fund’s performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one-year, three-year, five-year and ten-year performance, as of March 31, 2016, or since inception, as applicable).

The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Funds and the total expense ratios of the Funds. They noted that: (i) with regard to the contractual management fee rates, IPF was below, EGF was equal to and RSF was higher than the median management fee rates, respectively, for funds selected by Broadridge (the “expense peer group”) that are managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Broadridge report for the Funds; (ii) IPF, EGF and RSF’s actual management fees were below the median expense peer group; and (iii) IPF, EGF and RSF’s total expense ratios were below the median of the expense peer groups. The Trustees concluded that the Funds’ total expense ratios and management fees were competitive with the expense peer groups, and that the structure of each Fund’s management fee schedule under the Management Agreement was appropriate and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers and/or expense reimbursements.

The Trustees further considered the information concerning the costs incurred and profits realized by EII from its relationship with the Funds. The Board determined that its review and discussion of the analysis of the Adviser’s expenses and profitability provide support for decision regarding renewal of the agreements.

The Trustees considered whether EII was financially sound and had the resources necessary to perform its obligations under the Advisory and Administration Agreements. The Board concluded that EII had the financial resources necessary to fulfill its obligations under the Advisory and Administration Agreements. They also reviewed and considered the historical relationship between the Funds and EII, including the policies and procedures formulated and adopted by EII for managing each Fund’s operations and the Trustees’ confidence in the competence and integrity of the senior managers and key personnel of EII and that it was beneficial for the Funds to continue their relationship with EII.

The Board also considered the controls and procedures adopted and implemented by EII and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by EII indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund’s business.

The Trustees did not identify any so called “fall out benefits” derived by EII from its relationship with the Funds although it did consider whether EII realized any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by EII would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce EII’s cost but concluded that the receipt of such research strengthens the investment management resources of EII, which might ultimately benefit the Funds in addition to other funds or clients of EII.

The Board unanimously concluded, after considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement and the Administration Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the agreements.

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The mailing address of the Trustees and Officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (888) 323-8912.

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Disinterested Trustee
Michael J. Abbott, 52 Independent Trustee	Trustee since February 2012	Executive Chairman, Columbia Care LLC, since 2014; Partner, Raptor Group Holdings, 2012-2014; Managing Director, Helios Advisors LLC, July 2011-2012; Cornell University Chief Investment Officer, 2010-2011; Robeco Sage, Chief Executive Officer, 2007- 2010.	3	Director, JSK Capital. (2011-2012)
Juan M. Meyer, 72 Independent Trustee	Trustee since December 2005	Senior Advisor, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	None.
Glenn R. Mueller, 62 Chairman and Independent Trustee	Trustee since April 2014; Chairman since September 2014	Professor, Franklin L. Burns School of Real Estate and Construction Management, University of Denver since August 2006; Real Estate Investment Strategist, Dividend Capital Group since December 2005; Advisory Board Member, Arden Real Estate Group, since January 2015.	3	None.
Karin Shewer, 64 Independent Trustee	Trustee since November 2013	Chairman of the Board and Founding Shareholder, Real Estate Capital Partners since August 1989; Board member, Boston Financial Investment Management; Board member, Lakeside Workforce Housing.	3	None.
“Interested” Trustee[3]
Richard J. Adler, 69 Chief Executive Officer & President	Trustee since February 2012; President since May 2004	Senior Advisor, EII.	3	None.
Christian A. Lange, 77	Trustee since October 2003	Chief Executive Officer, EII Capital Management, Inc. (f/k/a European Investors Incorporated).	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors Limited.

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Officers
Richard J. Adler, 69	President since May 2004	Senior Advisor, EII.	3	N/A
Kathleen O. Heineken, 35	Secretary since September 2010	Compliance Assistant Vice President and Director of Mutual Fund Administration, EII since May 2007.	3	N/A
Michael J. Meagher, 54	Treasurer since May 2003; Chief Compliance Officer since October 2004	Managing Director, Chief Compliance Officer and Director of Mutual Funds, EII since March 2003.	3	N/A

1	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.

2	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

3	Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

Investment Adviser & Administrator	Legal Counsel
EII Realty Securities, Inc.	Katten Muchin Rosenman LLP
640 Fifth Avenue 8th Floor	575 Madison Avenue
New York, NY 10019	New York, New York 10022

Sub-Administrator	Independent Registered Public Accounting Firm
Gemini Fund Services, LLC	Ernst & Young LLP
17605 Wright Street , Suite 2	5 Times Square
Omaha, Nebraska 68130	New York, NY 10036

Transfer Agent	Officers & Trustees
Gemini Fund Services, LLC	Richard J. Adler, President,
17605 Wright Street , Suite 2	Chief Executive Officer & Trustee
Omaha, Nebraska 68130	Kathleen O. Heineken, Secretary
Michael J. Meagher, Treasurer &
Custodian	Chief Compliance Officer
The Bank of New York Mellon	Karin Shewer, Independent Trustee
2 Hanson Place	Juan M. Meyer, Independent Trustee
Brooklyn, NY 11217	Christian A. Lange, Trustee
Michael J. Abbott, Independent Trustee
Distributor	Glenn R.Mueller, Independent
Foreside Funds Distributors LLC	Chairman & Trustee
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312
www.foreside.com

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Michael Abbott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $112,163 in 2015 and $106,875 in 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $9,250 in 2015 and $5,250 in 2016. Fees are for the Form N-1A review.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the registrant’s federal, state and excise tax returns are $14,010 in 2015 and $14,010 in 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,000 in 2015 and $0 in 2016. Fees are for the PFIC Analyzer.

(e)(1)	All pre-approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $33,260 in 2015 and $24,010 in 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EII Realty Securities Trust

By (Signature and Title)* /s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer

(principal executive officer)

Date  9/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer

(principal executive officer)

Date  9/7/16

By (Signature and Title)* /s/ Michael J. Meagher

Michael J. Meagher, Treasurer

(principal financial officer)

Date  9/7/16

* Print the name and title of each signing officer under his or her signature.